Filed pursuant to Rule 497(e)

File Nos. 002-98772 and 811-04347

GMO TRUST

Supplement dated August 5, 2021 to the

GMO Trust Prospectus dated June 30, 2021

GMO Alternative Allocation Fund

Effective October 1, 2021, the section appearing on page 121 of the Prospectus captioned “Management of the Fund” and the table beginning on page 171 of the Prospectus in the section captioned “Management of the Trust” are updated to reflect that John Thorndike serves as a senior member of the Investment Team with primary responsibility for managing the investments of GMO Alternative Allocation Fund.

Filed pursuant to Rule 497(e)

File Nos. 002-98772 and 811-04347

GMO TRUST

Supplement dated August 5, 2021 to the
GMO Trust Statement of Additional Information dated June 30, 2021 (the “SAI”)

Effective October 1, 2021, the SAI is amended to reflect that John Thorndike serves as a senior member of the Investment Team with primary responsibility for managing the investments of GMO Alternative Allocation Fund.